MUHLENKAMP FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS - 49.9%
Auto Components - 1.9%
Tenneco, Inc. - Class A (a)	298,448	$5,190,011
Chemicals - 2.4%
Dow, Inc.	145,773	6,403,808
Diversified Financial Services - 2.5%
Berkshire Hathaway, Inc. - Class B (a)	25,199	6,728,637
Energy Equipment & Services - 2.7%
Schlumberger Ltd.(b)	202,576	7,272,478
Health Care Providers & Services - 9.2%
CVS Health Corporation	71,946	6,861,490
McKesson Corporation	27,208	9,247,183
UnitedHealth Group, Inc.	16,323	8,243,768
		24,352,441
Machinery - 1.1%
Wabtec Corporation	37,430	3,044,931
Marine - 2.5%
Kirby Corporation (a)	108,718	6,606,793
Metals & Mining - 2.5%
Franco-Nevada Corporation (b)	28,501	3,405,299
Royal Gold, Inc.	34,024	3,192,132
		6,597,431
Oil, Gas & Consumable Fuels - 8.9%
Cameco Corporation (b)	103,126	2,733,870
EQT Corporation (a)	287,945	11,733,759
Occidental Petroleum Corporation	148,980	9,154,821
		23,622,450
Pharmaceuticals - 2.3%
Bristol-Myers Squibb Co.	85,301	6,064,048
Semiconductors & Semiconductor Equipment - 3.4%
Broadcom, Inc.	10,307	4,576,411
Microchip Technology, Inc.	72,059	4,397,761
		8,974,172
Software - 1.8%
Microsoft Corporation	20,097	4,680,591
Technology Hardware & Equipment - 2.0%
MasTec, Inc. (a)	84,152	5,343,652
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	35,700	4,933,740
Thrifts & Mortgage Finance - 1.7%
NMI Holdings, Inc. (a)	217,192	4,424,201
Trading Companies & Distributors - 3.1%
Rush Enterprises, Inc. - Class A	186,971	8,200,548
Total Common Stocks
(Cost $80,057,953)		132,439,932

EXCHANGE TRADED FUNDS - 5.5%
Alerian MLP	174,245	6,370,397
Direxion Daily S&P 500 Bear 1x Shares	465,149	8,316,864
Total Exchange Traded Funds
(Cost $13,388,076)		14,687,261

SHORT-TERM INVESTMENT - 44.5%
First American Government Obligations Fund - Class X, 2.78% (c)
Total Money Market Funds
(Cost $118,232,099)	118,232,099	118,232,099

TOTAL INVESTMENTS
(Cost $211,678,128) - 99.9%		265,359,292
Other Assets & Liabilities, Net - 0.1%		287,424
TOTAL NET ASSETS - 100.0%		$265,646,716

(a)	Non-income producing security.
(b)	Foreign company.
(c)	The rate shown is the annualized seven day effective yield as of September 30,2022.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s net assets as of September 30, 2022:

Assets:	Level 1	Level 2	Level 3	Total
Common Stocks
Exchange Traded Funds	$132,439,932	$-	$-	$132,439,932
Short-Term Investment	14,687,261	-	-	14,687,261
Total Investments in Securities	118,232,099	-	-	118,232,099
	$265,359,292	$-	$-	$265,359,292
Refer to the Schedule of Investments for further information on the classifications of investments.